UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Definitive Proxy Statement

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☐ Soliciting Material under §240.14a-12

Nikola Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Nikola Stockholders: Vote NOW “FOR” Proposal 2 Ahead of
Annual Meeting on July 18, 2022

•VOTING DEADLINE: 11:59 p.m., Eastern Time on July 17, 2022
•VOTE NOW by phone at (855) 935-2562, if in North America, or 1-(207) 607-7123, if international
•VOTE NOW online at www.proxyvote.com

PHOENIX – July 6, 2022 -- Nikola Corporation (Nasdaq: NKLA), a global leader in zero-emissions transportation and energy infrastructure solutions, today released a letter to its stockholders urging them to vote in advance of the Company’s 2022 Annual Meeting of Stockholders, which will be held virtually on July 18, 2022, at 2:00 p.m. Pacific Time. Additional information can be found at nikolamotor.com/investors.

The full text of the letter follows:

Dear Nikola Stockholders,

On June 30, 2022, we adjourned our 2022 Annual Meeting of Stockholders to allow stockholders additional time to vote on Proposal 2. Voting now remains open until 11:59 p.m., Eastern Time on July 17, 2022, and we urge you to VOTE NOW!

We are getting close – when we adjourned our meeting on June 30, 2022, more than 48% of all outstanding shares had been voted in favor of this proposal, leaving less than 2% of outstanding shares to be voted in favor for this proposal to pass. Because Proposal 2 requires a majority of all outstanding common stock to pass, we still need your support. Every vote matters.

The approval of Proposal 2 would allow us to increase the authorized number of common shares to 800 million, providing flexibility to support our business objectives as we aim to reach new milestones.

VOTE NOW TO SUPPORT NIKOLA:
•By Phone: Please call Alliance Advisors, Nikola’s proxy solicitor, toll-free, at (855) 935-2562. International voters can call 1-(207) 607-7123. You can also contact Alliance Advisors if you have any questions about voting.
◦Retail investors, including individual stockholders who purchased shares through app-based brokers, should call the relevant number above.
•By Internet: Vote at www.proxyvote.com using your control number by following the instructions shared by your broker, bank or other nominee.

No further action is required if you have already voted your shares.

ALL stockholders are strongly encouraged to VOTE, no matter how many shares they own. Stockholders as of the close of business on April 4, 2022, should vote their shares even if they no longer own them.

The annual meeting will be held virtually on July 18, 2022, at 2:00 p.m. Pacific Time at www.virtualshareholdermeeting.com/NKLA2022 via live audio webcast.

On behalf our entire team and Board of Directors, thank you for your continued support and belief in our company’s vision.

Sincerely,

Mark Russell, Chief Executive Officer and President

In addition, the Company sent an identical letter to Robinhood holders with the exception of instructions for Robinhood holders to vote at www.proxypush.com.

About Nikola Corporation
Nikola Corporation is globally transforming the transportation industry. As a designer and manufacturer of zero-emission battery-electric and hydrogen-electric vehicles, electric vehicle drivetrains, vehicle components, energy storage systems, and hydrogen station infrastructure, Nikola is driven to revolutionize the economic and environmental impact of commerce as we know it today. Founded in 2015, Nikola Corporation is headquartered in Phoenix, Arizona. For more information, visit www.nikolamotor.com or Twitter @nikolamotor.

INVESTOR INQUIRIES:
investors@nikolamotor.com

MEDIA INQUIRIES

Nicole Rose
nicole.rose@nikolamotor.com
480-660-6893

Colleen Robar
crobar@robarpr.com
313-207-5960

[First used July 6, 2022.]
July 8, 2022

Dear Nikola Stockholders,

On June 30, 2022, we adjourned our 2022 Annual Meeting of Stockholders to allow stockholders additional time to vote on Proposal 2. Voting now remains open until 11:59 p.m., Eastern Time on July 17, 2022, and we urge you to VOTE NOW!

We are getting close – when we adjourned our meeting on June 30, 2022, more than 48% of all outstanding shares had been voted in favor of this proposal, leaving less than 2% of outstanding shares to be voted in favor for this proposal to pass. Because Proposal 2 requires a majority of all outstanding common stock to pass, we still need your support. Every vote matters.

The approval of Proposal 2 would allow us to increase the authorized number of common shares to 800 million, providing flexibility to support our business objectives as we aim to reach new milestones.

VOTE NOW TO SUPPORT NIKOLA:
•By Phone: Please call Alliance Advisors, Nikola’s proxy solicitor, toll-free, at (855) 935-2562. International voters can call 1-(207) 607-7123. You can also contact Alliance Advisors if you have any questions about voting.
◦Retail investors, including individual stockholders who purchased shares through app-based brokers, should call the relevant number above.
•By Internet: Vote at www.proxypush.com and follow the instructions you have received.

No further action is required if you have already voted your shares.

ALL stockholders are strongly encouraged to VOTE, no matter how many shares they own. Stockholders as of the close of business on April 4, 2022, should vote their shares even if they no longer own them. The annual meeting will be held virtually on July 18, 2022, at 2:00 p.m. Pacific Time at www.virtualshareholdermeeting.com/NKLA2022 via live audio webcast.

On behalf our entire team and Board of Directors, thank you for your continued support and belief in our company’s vision.

Sincerely,

Mark Russell, Chief Executive Officer and President

[First used July 6, 2022.]
July 8, 2022

Dear Nikola Stockholders,

On June 30, 2022, we adjourned our 2022 Annual Meeting of Stockholders to allow stockholders additional time to vote on Proposal 2. Voting now remains open until 11:59 p.m., Eastern Time on July 17, 2022, and we urge you to VOTE NOW!

We are getting close – when we adjourned our meeting on June 30, 2022, more than 48% of all outstanding shares had been voted in favor of this proposal, leaving less than 2% of outstanding shares to be voted in favor for this proposal to pass. Because Proposal 2 requires a majority of all outstanding common stock to pass, we still need your support. Every vote matters.

The approval of Proposal 2 would allow us to increase the authorized number of common shares to 800 million, providing flexibility to support our business objectives as we aim to reach new milestones.

VOTE NOW TO SUPPORT NIKOLA:
•By Phone: Please call Alliance Advisors, Nikola’s proxy solicitor, toll-free, at (855) 935-2562. International voters can call 1-(207) 607-7123. You can also contact Alliance Advisors if you have any questions about voting.
◦Retail investors, including individual stockholders who purchased shares through app-based brokers, should call the relevant number above.
•By Internet: Vote at www.proxyvote.com using your control number by following the instructions shared by your broker, bank or other nominee.

No further action is required if you have already voted your shares.

ALL stockholders are strongly encouraged to VOTE, no matter how many shares they own. Stockholders as of the close of business on April 4, 2022, should vote their shares even if they no longer own them. The annual meeting will be held virtually on July 18, 2022, at 2:00 p.m. Pacific Time at www.virtualshareholdermeeting.com/NKLA2022 via live audio webcast.

On behalf our entire team and Board of Directors, thank you for your continued support and belief in our company’s vision.

Sincerely,

Mark Russell, Chief Executive Officer and President